UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2008

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K filed by Hecla Mining Company with the Securities and Exchange Commission on February 19, 2008 (the “Original 8-K”) to add a check to the box on the cover page indicating that the Original 8-K constituted written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425), and to add the legends set forth below, each of which were inadvertently omitted from the Original 8-K. No other amendments are being made to the Original 8-K.

Item 1.01    Entry into a Material Definitive Agreement.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

INVESTORS ARE URGED TO READ HECLA MINING COMPANY’S REGISTRATION STATEMENT (THE “REGISTRATION STATEMENT”) ON FORM S-4 (REGISTRATION STATEMENT NO. 333-130682) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON DECEMBER 23, 2005, THE RELATED PROSPECTUS FILED WITH THE SEC ON JANUARY 25, 2006, POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT FILED WITH THE SEC ON DECEMBER 7, 2006, AND THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH HECLA’S PROPOSED ACQUISITION OF INDEPENDENCE LEAD MINES COMPANY WHEN IT IS FILED WITH THE SEC, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All of the aforementioned documents, except for the proxy/prospectus and any other related documents that have not yet been filed with the SEC, may currently be obtained free of charge at the website maintained by the SEC at http://www.sec.gov or from Hecla at our website (http://www.hecla-mining.com), or by directing a written request to Hecla Mining Company, Investor Relations, 6500 North Mineral Drive Suite 200, Coeur D’Alene, Idaho 83815-9408. After the proxy/prospectus and any other related documents have been filed, you may obtain those documents free of charge at the website maintained by the SEC at http://www.sec.gov or from Hecla.

Hecla and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independence with respect to the transactions contemplated by the Asset Purchase Agreement. Information regarding Hecla’s directors and executive officers is included in Hecla’s Annual Report on Form 10-K for its 2007 fiscal year, which was filed with the SEC on February 29, 2008. Additional information regarding Hecla will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 6, 2008

Hecla Mining Company

By:	/s/ Philip C. Wolf
Philip C. Wolf Senior Vice President – General Counsel